UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 27, 2012

ENERTOPIA CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51866	20-1970188
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

#950 – 1130 West Pender Street, Vancouver, British Columbia, Canada V6E 4A4
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (604) 602-1633

____________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 3.02 Unregistered Sales of Equity Securities

On July 27, 2012, Enertopia Corp (the “Company”) closed the first tranche of an offering memorandum placement of 600,000 units at a price of CAD$0.05 per unit for gross proceeds of CAD$30,000 (US$30,000). Each Warrant will be exercisable into one further Share at a price of US$0.10 per Warrant Share for a period of twelve (12) months following closing; or at a price of US$0.20 per warrant share for a period that is twelve months and one day to thirty-six (36) months following closing.

The Company’s President and CEO participated in the private placement for $10,000.00 and $5,000.00 dollars respectively.

The Company will issue 60,000 brokers warrants in connection with the private placement to Canaccord Genuity for broker commissions

Proceeds of the private placement will be used for general working capital; to make mineral property payments under existing agreements; to fund exploration of mineral properties; and for administrative purposes.

The Company issued the units three (3) non-US persons in an off-shore transaction pursuant to the exemption from registration provided for under Regulation S, promulgated under the United States Securities Act of 1933, as amended. Each of the subscribers represented that they were not a “US person” as such term is defined in Regulation S.

The securities referred to herein will not be and have not been registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Enertopia Corp. (“the Company”, “we”, “us”) holds 249,893 units in the capital of Lexaria Corp., a Nevada corporation. Each unit consists of one common share.

On July 30, 2012, the Company entered into a share purchase agreement (the “Agreement”) with Robert McAllister. The Company has agreed sell to Robert McAllister, and Robert McAllister has agreed to purchase from the Company, 249,893 units of Lexaria Corp. at a purchase price of US$0.075 per unit, for a total of US$18,741.

Item 7.01 Regulation FD Disclosure.

A copy of the news release announcing closing of the private placement is filed as exhibit 99.1 to this current report and is hereby incorporated by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Offering Memorandum (1) for Private Placement closed on July 27, 2012
10.2	Form of Subscription Agreement (1) for Private Placement closed on July 27, 2012
10.3	Form of Warrant Agreements (1) dated July 27, 2012
10.4	Share Purchase and Exchange Agreement dated July 30, 2012
99.1	Press Release announcing closing of Offering Memorandum

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 30, 2012

Enertopia Corp.

By: ”Robert McAllister”
Robert G. McAllister President and Director